UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: July 03, 2002

                        COMMISSION FILE NUMBER: 333-30914


                                 XTREME COMPANIES, INc.
         ---------------------------------------------------------------
        (Exact name of small business issuer as specified in its charter)

           Nevada                                       88-0394012
----------------------------------------            --------------------
(State or other jurisdiction of                     (I.R.S. Employer
 incorporation or organization)                     Identification No.)

  8100 West Sahara Avenue, Suite 200
      Las Vegas, Nevada                                   89117
----------------------------------------            --------------------
(Address of principal executive offices)                (Zip Code)

                                  XTREME WEBWORKS
         ----------------------------------------------------------------
         (Former name, former address and former fiscal year, if changed since last report.)
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Item 5. Other Events.

On July 02,2002 Xtreme Companies, Inc. changed the name of its newly-aquired wholly owned subsidiary from Nucon1 International, Inc. to Nuclear
Reduction Systems, Inc. to differentiate their nuclear waste treatment company from other similarly named companies.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              XTREME COMPANIES, INC.
                              ----------------------
                              (Name of Registrant)


Date: July 03, 2002                            By: /s/ SHAUN HADLEY
                                               ----------------
                                                       SHAUN HADLEY
                                                       PRESIDENT
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